UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	08-2130269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 402-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Elevation Burger

On June 19, 2019, FAT Brands Inc. (the “Company”) completed the acquisition of EB Franchises, LLC, a Virginia limited liability company, and its related companies (collectively, “Elevation”) for a purchase price of up to $10,050,000. Elevation is the franchisor of Elevation Burger restaurants, with 44 locations in the U.S. and internationally. In connection with the closing of the acquisition, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Elevation Franchise Ventures, LLC and its affiliate, the owners of Elevation (collectively, the “Seller”), under which the Company agreed to purchase all of the membership interests of Elevation.

The purchase price was delivered to the Seller by the payment of $50,000 in cash, a warrant to purchase 46,875 shares of the Company’s common stock at $8.00 per share (the “Warrant”), and the issuance to the Seller of a convertible subordinated promissory note (the “Seller Note”) with a principal amount of $7,509,816.24, bearing interest at 6.0% per year and maturing in July 2026. The Seller Note is convertible under certain circumstances into shares of the Company’s common stock at $12.00 per share. In addition, the Seller will be entitled to receive earn-out payments of up to $2,500,000 if Elevation realizes royalty fee revenue in excess of certain amounts. In connection with the Purchase Agreement, the Company also loaned to the Seller $2,300,000 in cash under a subordinated promissory note (the “Buyer Note”) bearing interest at 6.0% per year and maturing in August 2026. The balance owing to the Company under the Buyer Note may be used by the Company to offset amounts owing to the Seller under the Seller Note under certain circumstances.

The Purchase Agreement contains customary representations and warranties of the Seller and provides that the Seller will, subject to certain limitations, indemnify the Company against claims and losses incurred or suffered by the Company as a result of, among other things, any inaccuracy of any representation or warranty of the Seller contained in the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement, Warrant, Seller Note and Buyer Note do not purport to be complete and are qualified in their entirety by reference to the copies thereof which are filed as Exhibits 2.1, 4.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Elevation. The Purchase Agreement contains representations and warranties of the Seller. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that will modify, qualify and create exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made, at closing or otherwise.

Additional Borrowing Under Debt Facility

On June 19, 2019, the Company amended its existing loan facility with The Lion Fund, L.P. and The Lion Fund II, L.P. (the “Lenders”). The Company, as borrower, and its subsidiaries and affiliates as guarantors, entered into a First Amendment to Loan and Security Agreement (the “First Amendment”), which amends the Loan and Security Agreement originally dated January 29, 2019 (the “Loan Agreement”) with the Lenders. Pursuant to the First Amendment, the Company increased its borrowings by $3,500,000 in order to fund the Buyer Note in connection with the acquisition of Elevation, acquire other assets and pay fees and expenses of the transactions. The First Amendment also added the Elevation-related entities as guarantors and loan parties.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above concerning the Seller Note and First Amendment is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above concerning the issuance of the Warrant and Seller Note is incorporated herein by reference. The issuance of the Warrant and Seller Note were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on June 20, 2019 announcing the completion of the acquisition of Elevation Burger, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The information in the attached press release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Membership Interest Purchase Agreement dated as of June 19, 2019, by and among the Company, Elevation Franchise Ventures, LLC, AH-HA Holdings, LLC, and Hans Hess
4.1	Warrant Agreement, dated June 19, 2019, issued by the Company to Elevation Franchise Ventures, LLC
10.1	First Amendment to Loan and Security Agreement, dated June 19, 2019, by and among the Company, the Guarantors named therein, and The Lion Fund, L.P. and The Lion Fund II, L.P., as Lenders
10.2	Convertible Subordinated Promissory Note, dated June 19, 2019, issued by the Company to Elevation Franchise Ventures, LLC
10.3	Subordinated Promissory Note, dated June 19, 2019, issued by Elevation Franchise Ventures, LLC to the Company
99.1	Press Release, dated June 20, 2019, relating to the Company’s acquisition of Elevation Burger

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 2019

FAT Brands Inc.

By:	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer

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